UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 1, 2005

STANDARD PACIFIC CORP.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-10959	33-0475989
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15326 Alton Parkway Irvine, California	92618
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (949) 789-1600

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

ITEM 1.01	ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

Sections 1, 3, 5, 6 and 7, set forth under the heading “Item 8.01 OTHER EVENTS” below, are incorporated herein by reference.

ITEM 2.02	RESULTS OF OPERATIONS AND FINANCIAL CONDITION

On February 2, 2005, Standard Pacific Corp. (the “Company”) issued a press release announcing financial results for the quarter ended December 31, 2004 and fiscal year earnings for the period ended December 31, 2004 (the “Press Release”). Attached hereto as Exhibit 99.1 and incorporated by reference herein is a copy of the Press Release.

ITEM 5.03	AMENDMENT TO ARTICLES OF INCORPORATION OR BYLAWS; CHANGE IN FISCAL YEAR

In preparation for a transition to the Depository Trust Company’s Direct Registration System for publicly traded securities for the registration of the Company’s common stock, the Company’s Board of Directors (the “Board”) amended Article VI of the Company’s Bylaws to provide for the issuance of uncertificated securities. Attached hereto as Exhibit 99.2 and incorporated by reference herein is a copy of the Company’s Amended and Restated Bylaws, effective as of February 1, 2005, reflecting the foregoing amendment.

ITEM 8.01	OTHER EVENTS

On February 1, 2005, upon recommendation of the Compensation Committee of the Board, the Board took the following actions:

1. Director Compensation Program. The Board adopted a new compensation program applicable to non-employee members of the Board (the “Director Compensation Program”). Attached hereto as Exhibit 99.3 and incorporated by reference herein is a copy of the Director Compensation Program.

2. Director Stock Ownership Guidelines. The Board adopted stock ownership guidelines for non-employee members of the Board (the “Director Stock Ownership Guidelines”). Attached hereto as Exhibit 99.4 and incorporated by reference herein is a copy of the Director Stock Ownership Guidelines.

3. Executive Officer Compensation. The Board set base salaries and established bonus programs for calendar year 2005 (the “Executive Compensation”) for each of the Company’s “named executive officers” (as such term is defined in Item 402 of Regulation S-K). Attached hereto as Exhibit 99.5 and incorporated by reference herein is a summary of the Executive Compensation.

4. Executive Officer Stock Ownership Guidelines. The Board adopted stock ownership guidelines for the Company’s executive officers (the “Executive Officer Stock Ownership Guidelines”). Attached hereto as Exhibit 99.6 and incorporated by reference herein is a copy of the Executive Officer Stock Ownership Guidelines.

5. Performance Share Award Agreement. The Board adopted a form of Performance Share Award Agreement (the “PSU Agreement”) that it will use to evidence grants of performance share awards under the Company’s 2000 Stock Incentive Plan, as amended, which, as amended, was last approved by the stockholders of the Company on May 12, 2004 and previously filed with the Securities and Exchange Commission (the “Plan”). Attached hereto as Exhibit 99.7 and incorporated by reference herein is a copy of the form of PSU Agreement.

6. Restricted Share Award Agreement. The Board adopted a form of Restricted Share Award Agreement (the “RSA Agreement”) that it will use to evidence grants of restricted share awards under the Plan. Attached hereto as Exhibit 99.8 and incorporated by reference herein is a copy of the form of RSA Agreement.

7. Deferred Compensation Plans. The Board froze the Company’s existing Deferred Compensation Plan (the “Old Deferred Compensation Plan”) and adopted the 2005 Deferred Compensation Plan (the “2005 Deferred Compensation Plan”). The New Deferred Compensation Plan was adopted to replace the Old Deferred Compensation Plan to ensure the Company’s compliance with new federal regulations applicable to deferred compensation plans. Attached hereto as Exhibit 99.9 and incorporated by reference herein is a copy of the Old Deferred Compensation Plan. Attached hereto as Exhibit 99.10 and incorporated by reference herein is a copy of the form of 2005 Deferred Compensation Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 2, 2005

STANDARD PACIFIC CORP.

By:	/s/ ANDREW H. PARNES
Andrew H. Parnes
Executive Vice President - Finance and Chief Financial Officer

EXHIBIT INDEX

EXHIBIT NUMBER	DESCRIPTION
99.1	Press Release reporting 2004 fourth quarter and fiscal year earnings for the period ended December 31, 2004

99.2	Amended and Restated Bylaws

99.3	Director Compensation Program

99.4	Director Stock Ownership Guidelines

99.5	Executive Officer Compensation

99.6	Executive Officer Stock Ownership Guidelines

99.7	Form of Performance Share Award Agreement

99.8	Form of Restricted Share Award Agreement

99.9	Old Deferred Compensation Plan

99.10	2005 Deferred Compensation Plan